Frezer, Inc.

SUBSCRIPTION AGREEMENT AND

OFFEREE QUESTIONNAIRE

November 8, 2005

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Subscription Agreement and Offeree Questionnaire

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Subscription Agreement and Offeree Questionnaire

Frezer, Inc.

A Nevada Corporation

SUBSCRIPTION AND REPRESENTATIONS AGREEMENT

Frezer, Inc. 1010 University Ave #40 San Diego, CA 92101

1,650,000 Common Shares (the “Shares”) of Frezer, Inc. a Nevada Corporation at $0.15 per Share, pursuant to Regulation D, Rule 506, promulgated under the Securities Act of 1933, as amended .

1.

Subscription. Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes to common shares in the Company equal to the number of Shares and dollar amount set forth below, and the undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the dollar amount so subscribed for is due upon subscription, and represents the undersigned's capital contribution to the Company. In addition, all funds tendered as capital contributions to the Company will be deposited into the Company's operating account.

2.

Acceptance of Subscription. The undersigned acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, and that this subscription shall be deemed to be accepted by the Company only when it is signed by the designated officer of Frezer, Inc. ("The Management"). The undersigned agrees that subscriptions need not be accepted in the order they are received.

3.

Representations. Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company, and the management, their respective agents and employees as follows:

(a)

The undersigned has adequate means of providing for his current needs and possible personal contingencies, and he has no need, and anticipates no need in the foreseeable future, to sell the Shares for which he hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, he is able to hold his Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in the Company if such loss should occur.

(b)

The undersigned has a net worth, or joint net worth with that person's spouse, at the time of purchase that exceeds $ 1,000,000; or he has an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year; or is otherwise an "Accredited Investor" as “Accredited Investor” is defined in Rule 501 of Regulation D, promulgated under the Securities Actof 1933, as amended. The undersigned understands that he must also meet additional suitability standards and/or financial requirements in the jurisdiction in which he resides, or is purchasing in a fiduciary capacity for a person or account meeting such suitability standards and/or financial requirements, and he is not a minor.

(c)

The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company.

(d)

The undersigned confirms that all documents, records and books pertaining to his proposed investment in the Company have been made available to him.

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Subscription Agreement and Offeree Questionnaire

(e)

The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned.

(f)

The Shares for which the undersigned hereby subscribes will be acquired for his own account for investment in a manner that would not require registration under the Securities Act of 1933, as amended (the "Securities Act"), and he does not now have any reason to anticipate any change in his circumstances or other particular occasion or event that would cause him to sell his Shares.

(g)

The undersigned represents that: (i) it has been called to his attentionthat the Company is newly organized, has no history of operation and earnings and that his investment in the Company involves a high degree of risk which may result in the loss of the total amount of his investment; and (ii) that any projections disclosed by the Companyare mere estimates and may not reflect the actual results of the Company's operations.

(h)

The undersigned has received no representations or warranties  from the Company, the management or their respective Affiliates, employees or agents and, in making his investment decision, he is relying solely on the information made available to him,

(i)

The undersigned is now a bona fide citizen of the United States of America and a bona fide resident of the state set forth below and the address and Social Security number or federal tax identification number set forth below are his true and correct residence and Social Security number or federal tax identification number. The undersigned has no current intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, it represents and warrants that it was formed under the laws of, and its principal place of business is within, such state and that it was not organized for the purpose of acquiring the Shares.

(j)

The undersigned has a substantial pre-existing personal or business relationship with the Company or an officer, director, employee, referring party or consultant to the Company, , and the undersigned was not solicited through any form of public advertising or general solicitation.

(k)

The undersigned understands that no securities administrator of any state has made any finding or determination relating to the fairness for investment of the Shares and that no securities administrator of any state has or will recommend or endorse any offering of securities.

5.

Indemnification. The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties, and covenants in Paragraph 3 hereof and that the Company and the Company have relied upon such representations, warranties and covenants and he hereby agrees to indemnify and hold harmless the Company, and its respective offices, directors, controlling person, agents and employees, and the Representative who has solicited this subscription, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty or covenant. Notwithstanding, the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Paragraph 3, shall survive the acceptance of this subscription and the formation of the Company.

6.

Restrictions on Transfer and Compliance with Regulation D.

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(a)

The undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the Shares. Since the Shares will not be, and the undersigned has no right to require that they be, registered under the Securities Act, the undersigned agrees that the Shares may not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and are registered or qualified under applicable state securities laws or are exempt from such registration and/or qualification. The undersigned further acknowledges that the Company is under no obligation to aid him in obtaining any exemption from registration. The undersigned also acknowledges that he shall be responsible for complying with all restrictions and/or conditions on transfer imposed by the securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or obtaining opinions in connection therewith.

(b)

A legend in substantially the following form has been or will be placed on any certificate(s) evidencing the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AS AMENDED, IN RELIANCE UPON THE EXEMPTION SET FORTH IN SECTION 4(2) THEREOF AND UPON RULE 506 PROMULGATED UNDER SECTION D PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(c)

Stop transfer instructions to the transfer agent of the Shares have been or will be placed with respect to the Shares so as to restrict resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in Subparagraph (b) above.

(d)

The legend and stop transfer instructions described in Subparagraphs (b) and (c) above will be placed and apply to any new certificate(s) for transfer.

7.

Binding Arbitration. If a dispute arises out of or concerning this Agreement, such dispute shall be handled in accordance with the rules and regulations of the American Arbitration Association. Any such arbitration shall be in San Diego County, California, the results of which shall be binding on all parties. Each party generally and unconditionally accepts the exclusive jurisdiction of such arbitration and to venue in the courts of Los Angeles County to enforce any award of the arbitrators; consents to the service of process in any such action by certified or registered mailing; and waives any objection or defense of improper venue or forum non conveniens.

8.

Waiver of Right to Jury Trial; Punitive Damages. Each party hereby waives such party's respective right to a jury trial of any claim or cause of action based upon or arising out of this Agreement. Further, the undersigned waives any claim to punitive damages. Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby, that each other party has already relied upon this waiver in entering into this Agreement, and that each other party will continue to rely on this waiver in its future dealings. Each party warrants and represents that such party has reviewed this waiver with

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such party's legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights and any potential claim to punitive damages following consultation with legal counsel.

9.

Rescission Policy. The undersigned understands that, if for any reason, he chooses to have his contribution returned, he may do so by informing the Company, in writing, within ten (10) days of the date of receipt by the Company of the undersigned's subscription application and check. Requests not received within the aforementioned ten (10) day period will not be honored.

10.

Questionnaire. The undersigned has previously been furnished the Offeree Questionnaire which has been completed and executed by the undersigned and the information in which remains true and correct in all material respects.

$247,500

Frezer, Inc.

A Nevada Corporation

1,650,000 Common Shares at $0.15 per Share

Minimum Subscription: Fifty Thousand Dollars ($50,000)

___________________________

INSTRUCTIONS FOR SUBSCRIPTION

To Subscribe:

1.

Subscription Agreement: Please complete and execute the Signature Page.

2. Offeree Questionnaire: Please complete, execute and return along with the Subscription Agreement.

3. Please make check payable to: Frezer, Inc.

4. Mail the check along with all completed Subscription Documents to:

Frezer, Inc.

1010 University Ave #40

San Diego, CA 92103

(A self-addressed envelope has been provided for your convenience)

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GENERAL INSTRUCTIONS FOR INVESTORS

INDIVIDUAL PURCHASERS. Any person over twenty-one years of age, regardless of citizenship or marital status, may purchase Shares in his own right. A minor may only purchase Shares through a qualified legal guardian. A person who is single, separated, divorced or a surviving spouse may purchase as an individual and need only complete the documents for himself or herself (Married persons living in community property states - Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin - should note that even if they purchase as individuals, the Shares purchased may be considered community property, i.e. all property acquired by a husband and wife during their marriage is presumed to belong equally to each of the marriage partners.)

MARRIED COUPLES.  A married person may purchase as an individual or as co-owner with his or her spouse. An individual purchaser should complete these forms only for himself or herself a married couple purchasing as joint owners should provide information for both spouses, and both spouses must sign all applicable documents.

JOINT TENANTS OR CO-TENANTS (Other Than Married Couples). Two or more friends, relatives, business associates or others may purchase as joint tenants or co-tenants. Each joint tenant or co-tenant must qualify individually as being suitable for this investment, must complete a separate Offeree Questionnaire, and each must sign all applicable documents.

CORPORATIONS. A corporate investor must provide a copy of its corporate charter and by-laws. A corporate resolution authorizing an investment in the Company must also be provided.

PARTNERSHIPS. A partnership must provide a copy of its partnership agreement. A general partner must complete and sign all subscription documents on behalf of the partnership.

TRUSTS. A trust investor must provide a copy of its trust agreement.

NOTE: For trust investors that are not the taxpaying entities, information should be provided for the trust and not for any individuals. A trustee must sign for the trust in a manner similar to the following: "ABC Trust, DTD July 1, 1987, Mary Roe, Trustee." The taxpayer identification number should be provided by each person or entity that will be the taxpayer for this investment. If the trust is not the taxpayer for this investment, do not use the trust's taxpayer number.

For trust investors that are the taxpaying entities, information should be provided for the trust and not for any individuals. A trustee must sign for the trust in a manner similar to the following: "ABC Trust, DTD July 1, 1987, Mary Roe, Trustee."  The trust's taxpayer identification number must be provided.

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SUBSCRIPTION PROCEDURE

PLEASE COMPLETE THIS SIGNATURE PAGE AND MAIL TO:

Frezer, Inc.

1010 University Ave #40

San Diego, CA 92103

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this

_______ Day of _____________, _____.

TOTAL SUBSCRIPTION: Dollar Amount$____________ Number of Shares__________

Make Check Payable to: Frezer, Inc.

For joint ownership BOTH PARTIES must sign and provide a social security number.

________________

_____________________________

_____________________

S.S. or Tax ID No.

Investor Signature

Date

________________

_____________________________

_____________________

S.S. or Tax ID No.

Investor Signature

Date

REGISTRATION: Please print names under which your Shares are to be registered.

___Mr. ______________________________________

___Mrs. ______________________________________

___Ms. ______________________________________

___Dr. ______________________________________

___Other_____________________________________

RESIDENT ADDRESS: Investors must complete resident address for registration purposes.

_____________________________________________________________________________Street Address

_____________________________________________________________________________City State Zip

Mailing Address: If different from resident address.

_____________________________________________________________________________Company Name (if applicable)

_____________________________________________________________________________Street or P.O. Box

_____________________________________________________________________________City State Zip

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Home Telephone: (    )_______________________

E-Mail:_____________________

Address:___________________________________

Business Telephone: (    )_____________________

Home FAX: (    )______________________________

CHECK ONE:

Please indicate if investor is a non-resident alien:

_______Yes ______No

CHECK ONE:

Are you subject to back up withholding under the provisions of Section 3406 (a)(1)(c) of the Internal Revenue Code?

_______Yes ______No

Under the penalties of perjury, I certify the information with respect to the aforementioned IRS Code is correct and complete.

Date: __________ Signature: ______________________________________

CHECK ONE:

_________ Individual Ownership

__________ Partnership Ownership

_________ Corporate Ownership

__________ Tenants in Entirety

_________ Tenants in Common

__________ Trust

_________ Joint Tenants with

________________________________

                   Right of Survivorship

Date Trust Established

_________ Community Property

________________________________

Names of Trustee / Administrator

_________ IRA or Pension Plan

________________________________

_________ Custodian for a Minor

Name of Trustor

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OFFEREE QUESTIONNAIRE

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OFFEREE QUESTIONNAIRE

Frezer, Inc.

1010 University Ave #40

San Diego, CA 92103

Investor:

The information contained herein is being furnished to you in order to assure you that the undersigned meets the standards of a "Purchaser" imposed by Rule 506 promulgated under the Securities Act of 1933 (the "Securities Act"). The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) and of the Securities Act and Rule 506, and (iii) this Questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you for the foregoing and related purposes, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, FREZER, INC. MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION OF THIS OFFERING.

THIS QUESTIONNAIRE IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D AND RULE 506 OF THE SECURITIES AND EXCHANGE COMMISSION.

Please complete, sign, date and return this Questionnaire to Frezer, Inc. as soon as possible.

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Section A:  GENERAL INFORMATION

ALL INDIVIDUAL INVESTORS MUST COMPLETE THIS SECTION

Name(s)
Home Address
Home Telephone
Employer(s)
Business Address
Business Telephone
Occupation
Send Mail to	______ Home ______ Office
Joint tenants or tenants-in-common indicate relationship among tenants

Complete for Tenants-In-Common and Joint Tenants (if the information differs from above)

Home Address
Home Telephone
Employer(s)
Business Address
Business Telephone
Occupation

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Section B

THIS SECTION IS TO BE COMPLETED BY ALL ACCREDITED INVESTORS

ITEM I. ALL ACCREDITED INVESTORS MUST INITIAL THE FOLLOWING LINE:

_____ (Initial) I understand that the representations contained in this Section B are made for the purpose of qualifying me as an accredited investor as that term is defined by the Securities and Exchange Commission for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements initialed below are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

ITEM II. INDIVIDUAL ACCREDITED INVESTORS MUST INITIAL ONE OR MORE OF THE

FOLLOWING TWO STATEMENTS WHICH ARE TRUE:

_____ (Initial) A. I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years, or joint income with my spouse of more than $300,000 in each of those years, and I reasonably expect to reach the same income level for the current year. For purposes of this Questionnaire, individual or joint income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or property owned by a spouse): (i) the amount of any tax exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited liability company; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount for which income from long-term capital gains has been reduced in arriving to adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

_____ (Initial) B. I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this paragraph, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

ITEM III. ACCREDITED PARTNERSHIP, CORPORATION, OR OTHER ENTITIES, WHICH ARE

NOT TRUSTS MUST INITIAL AT LEAST ONE OF THE FOLLOWING STATEMENTS:

______ (Initial) A. On behalf of the investor, I hereby certify that the investor has a net worth of at least $5,000,000. On behalf of the investor, I also certify that the investor was not formed for the specific purpose of investing in the Company.

______ (Initial) B. On behalf of the investor, I hereby certify that all of the beneficial owners of equity in the investor qualify as accredited individual investors under either Item II. A or B above. Investors attempting to qualify under this Section must also initial Item II. A or II. B above and may be required to furnish additional information.

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ITEM IV. ACCREDITED TRUSTS MUST INITIAL AT LEAST ONE OF THE FOLLOWING

STATEMENTS:

_____ (Initial) A. On behalf of the investor, I hereby certify that the investor is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of investing in the Company, whose purchase is directed by sophisticated person having such knowledge and experience in financial matters that he is capable of evaluating the merits and risks of an investment in the Company.

_____ (Initial) B. On behalf of the investor, I hereby certify that all of the beneficial owners of equity in the investor qualify as accredited individual investors under either Item II. A or II. B above. Investors attempting to qualify under this Section must also initial Item II. A or II. B above and may be required to furnish additional information.

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Section C

ALL INVESTORS MUST COMPLETE THIS SECTION

The following information is to be provided by prospective purchasers who are individuals, or by the person making the investment decision on behalf of corporations, partnership, trust or other entities, or by the persons making the investment decision on behalf of individuals investing as joint tenants.

1. Business or professional education:

Dates of

Field of

            School

Attendance

Study

Attended

Degree

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

2. Current and prior employment, positions or occupations: (Please set forth employment history during at least the past five years).

Principal

Dates of

Employer

Title

Responsibilities

Employment

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

3. Details of any training or experience in financial, business or tax matters not disclosed in Items 1 and 2 immediately above.

___________________________________________________________________

___________________________________________________________________

4. Prior investments of purchaser: (Please itemize each investment separately):

Type of Prior Investments

(Stocks, bonds, mutual funds,

Year of

             Amount

limited partnerships, LLCs, etc,)

Investment

Invested

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

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5. I have made the following additional investments which may reflect my knowledge and experience in financial and business matters and in tax-oriented investments:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

6. I have previously purchased securities that were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, as amended, or other similar state exemptions:

______ Yes ________ No

7. I have such knowledge and experience in financial, tax and business matters that I am capable of utilizing the information made available to me in connection with offering of the Shares, of evaluating the merits and risks of an investment in the Shares, and of making an informed investment decision with respect to the Shares.

_________ Initial Here

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Section D

ALL INVESTORS REPRESENT THAT:

(a)

The information contained herein is complete and accurate and may be relied upon, and

(b)

 I will notify you immediately of any material change in any of such information occurring prior to the acceptance of my subscription.

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this questionnaire this ______________ day of ________________________, ______.

FOR INDIVIDUALS:

___________________________________________

Signature

___________________________________________

Print Name

FOR JOINT TENANTS (Both Parties Must Sign):

___________________________________________

Signature

___________________________________________

Print Name

___________________________________________

Signature

___________________________________________

Signature

___________________________________________

Print Name

___________________________________________

Signature

___________________________________________

Print Name

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS:

___________________________________________

Print Name of Entity

By: ________________________________________

(Print Name and Title of Authorized Person(s)

___________________________________________

Signature(s)

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CALIFORNIA RESTRICTIONS ON TRANSFER

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TITLE 10, CALIFORNIA ADMINISTRATIVE CODE

260.141.11 Restriction on Transfer.

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.14 1. 10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b)  It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

(1)

to the issuer;

(2)

pursuant to the order or process of any court;

(3)

to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

(4)

 to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

(5)

to holders of securities of the same class of the same issuer;

(6)

by way of gift or donation inter vivos or on death;

(7)

by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation or any securities law of the foreign state, territory or country concerned;

(8)

to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

(9)

 if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

(10)

 by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

(11)

by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

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(12)

by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

(13)

between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

(14)

to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

(15)

by the State Controller pursuant to the Unclaimed Property Law or by the Administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser; or

(16)

by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

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NEW YORK RESIDENT WAIVER NOTICE

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MUST BE SIGNED BY EACH PURCHASER

WHO IS A NEW YORK RESIDENT

"I UNDERSTAND THAT THIS OFFERING OF COMMON SHARES IN FREZER, INC HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK BECAUSE OF THE OFFEROR'S REPRESENTATIONS THAT THIS OFFERING IS INTENDED TO BE A NON-PUBLIC OFFERING PURSUANT TO REGULATION D UNDER THE SECURITIES ACT OF 1933, AND THAT IF ALL OF THE CONDITIONS AND LIMITATIONS OF REGULATION D ARE NOT COMPLIED WITH, THE OFFERING WILL BE RESUBMITTED TO THE ATTORNEY GENERAL FOR AMENDED EXCEPTION. I UNDERSTAND THAT ANY OFFERING LITERATURE USED IN CONNECTION WITH THIS OFFERING HAS NOT BEEN PRE-FILED WITH THE ATTORNEY GENERAL AND HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL. THAT THESE SHARES ARE BEING PURCHASED FOR MY OWN ACCOUNT FOR INVESTMENT AND NOT FOR DISTRIBUTION OR RESALE TO OTHERS. I AGREE THAT I WILL NOT SELL OR OTHERWISE TRANSFER THESE SECURITIES UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. I REPRESENT THAT I HAVE ADEQUATE MEANS OF PROVIDING FOR MY CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES, AND THAT I HAVE NO NEED FOR LIQUIDITY OF THIS INVESTMENT.

IT IS UNDERSTOOD THAT ALL DOCUMENTS, RECORDS AND BOOKS PERTAINING TO THIS INVESTMENT HAVE BEEN MADE AVAILABLE FOR INSPECTION BY MY ATTORNEY AND/OR MY ACCOUNTANT AND/OR MY PURCHASER REPRESENTATIVE AND MYSELF, AND THAT THE BOOKS AND RECORDS OF THE ISSUER WILL BE AVAILABLE UPON REASONABLE NOTICE, FOR INSPECTION BY INVESTORS AT REASONABLE HOURS AT ITS PRINCIPAL PLACE OF BUSINESS."

Dated: ___________________

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11.08.05 Frezer, Inc.

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